UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2023

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)    On June 21, 2023, the Board of Directors (the “Board”) of Sensata Technologies Holding plc (“the Company”) appointed Jugal Vijayvargiya to serve as a director on the Board, effective immediately. At the same time, the Board appointed Mr. Vijayvargiya to serve on the Compensation Committee and the Nominating & Corporate Governance Committee. Mr. Vijayvargiya does not have (i) any arrangements or understandings with any other person pursuant to which he was elected to serve as a director; (ii) any family relationships with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer; or (iii) any direct or indirect material interest in any transaction or series of transactions contemplated by Item 404(a) of Regulation S-K.
Mr. Vijayvargiya will receive the standard compensation paid by the Company to its non-employee directors as described under “Director Compensation” on page 70 of the Company’s Proxy Statement for its 2023 Annual General Meeting of Stockholders (the “Proxy Statement”), which was filed with the SEC on April 13, 2023. As part of this compensation, Mr. Vijayvargiya will receive an award of restricted stock units of the Company’s common stock, as described in the Proxy Statement, in an amount prorated to reflect his service through the date of the Company’s 2024 Annual General Meeting of Shareholders.
A copy of the press release announcing the appointment of Mr. Vijayvargiya to the Board is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	June 22, 2023 press release entitled “Sensata Technologies Appoints Jugal Vijayvargiya to its Board of Directors.”
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	June 22, 2023	Name: David K. Stott
Title: Vice President, General Counsel and Corporate Secretary

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